EXHIBIT 23





	CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
	-----------------------------------------


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (Nos. 2-93964, 2-93963, 2-87076, 2-72454, 33-16489, 33-
36457, 33-43645, 33-67132, 33-67134, 33-55755, 333-13029, 333-
43257 and 333-51735) and Form S-3 (Nos. 33-50682 and 333-27415).










Milwaukee, Wisconsin,                      ARTHUR ANDERSEN LLP
March 28, 2000.